QUARTERLY REPORT
December 31, 2009

FMI
Large Cap
Fund

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

December 31, 2009

Dear Fellow Shareholders:

The FMI Large Cap Fund gained 7.89%(1) in the December quarter, capping off a strong calendar year, which was up 29.68%. The Standard & Poor’s 500 Index gained 6.04%(2) and 26.46% in the corresponding periods. From the March low, the S&P 500 gained 67.8%. The quarter’s gains were spread across a wide variety of sectors and stocks. McGraw Hill, Cardinal Health and American Express led on the upside, while Bank of New York and Cintas lagged. For the calendar year, most sectors were positive with the exception of Transportation and Technology, which detracted from relative performance. Overall, it was a welcome change from last year.

The Stock Market
The rapid rise in share prices since March appears to have outstripped the observable fundamental improvements either in the economy or within individual companies. Earnings are somewhat better than market expectations (which were low) but are still depressed and driven mainly by cost cutting. Organic revenue growth remains well below two years ago, but there are signs of life in sporadic cases. Through the September quarter, most companies were still reporting substantial year-over-year declines in sales growth, with manufacturers generally down 10-20%. The December and March

	Valuation	Decile
S&P 500 P/E ratio based on five-year normalized operating earnings1	16.1	5th
S&P 500 P/E ratio based on LTM operating earnings2	17.1	7th
Median five year normalized operating P/E for 3000 largest cos.	19.2	9th
S&P 500 yield	2.11	9th
Dow Jones Industrials yield	2.94	9th
S&P Industrial P/B	2.28	8th
Dow Jones Industrials P/B	3.59	10th
S&P Industrials Cash Flow Ratio	11.20	9th
Price-to-Sales Ratio	1.12	6th
Total U.S. equity capitalization as a percentage of GDP	119.7%	9th
Median new home prices divided by the S&P 500	190.0	9th
Ratio of S&P 500 to Gold Prices	1.02	6th
Number of hours of work required to purchase one unit of S&P 500	55.9	9th
	Average	8th
	Median	9th

1 Four and one-half years of historical earnings and two quarters of projected earnings
2 Earnings before write-offs	Source: The Leuthold Group
______________
(1)	The Fund’s one year and annualized 5 year and since inception (December 31, 2001) returns through December 31, 2009 were 29.68%, 4.67% and 6.47%, respectively.
(2)	The S&P 500 one year and annualized 5 year and since inception (December 31, 2001) returns through December 31, 2009 were 26.46%, 0.42% and 1.60%, respectively.

quarters, respectively, should show significant optical improvement, mainly because last year’s figures were so depressed. With the powerful move in the market, valuations are once again quite high. The data in the accompanying table comes from the Leuthold Group, a trusted information source we have cited in the past. (The 1st decile is the cheapest and the 10th is the most expensive. Data is through 9/30/09, and most data series are 50-80 years in length.)

The phrase that first comes to mind in describing current stock market sentiment is wishful thinking. It may be human nature to grasp at perceived positives after going through especially difficult times. Stock rallies often become self-fulfilling prophecies in the short run. We discussed this same phenomenon over the 2000-2002 period, in the aftermath of the tech bubble bursting. The NASDAQ rallied more than 20% four times from 2000-2002, but these moves all failed to hold. Improved perceptions drove rapid share gains, but fundamental improvement did not follow. The NASDAQ, which is dominated by technology stocks, is today still less than 50% of its peak price of nearly a decade ago. We hope this powerful surge in share prices reflects a new phase in the market but we would not be surprised to see at least a moderate pullback.

Signs of improvement have surfaced, but these may be offset by the inability to reach lofty 2010-2011 earnings expectations, as well as other problematic macro issues. As we raise various concerns, some people have questioned our “negative” stance. We try not to be emotional or even think in emotional terms. We’re not paid to be positive or negative, but rather to perceive reality and make informed decisions about investments. Over the years we have been rewarded by being more circumspect when expectations are high and more upbeat when valuations are low. It may seem like ancient history, but it was only twelve months ago when we said, “John Templeton used to describe the search for points of maximum pessimism. This feels like such a time. We anticipate stocks being higher in two or three years.” Similarly, in the March 31st letter we said, “Valuations were extremely high ten years ago versus quite low today.”  Of course we had no idea we would get off to such an explosive start.

The Economy
On the good news front, Gross Domestic Product (GDP) turned positive in the third quarter and is likely to remain positive when the fourth quarter is finalized. As alluded to earlier, earnings reports are generally pretty good considering the revenue performance. Recent labor reports appear to have stabilized. Temporary help is picking up and hours worked have stopped sliding. Productivity has improved sharply. Sales at U.S. wholesalers increased in October for the seventh consecutive month and inventories rose for the first time since August of 2008. Auto sales are bouncing off the bottom. Housing prices in some markets have stabilized and most of the transportation leading indicators have improved. What isn’t certain is whether the nascent signs of economic improvement reflect true underlying private sector demand or the result of unsustainable government stimulus.

One way to measure GDP is with the classic equation found in nearly every economics textbook: C + I + G + X = GDP. Consumption plus Investment plus Government spending plus net eXports equals GDP. For years in these missives we discussed America’s consumption, or rather over-consumption, and the lack of savings as worrisome, which only in the past 24 months has manifested itself in the context of the financial crises. Consumption and government were the two growth components, with investment and net exports (imports greater than exports) shrinking. Consumption was being sustained not by organic income gains, but by home equity withdrawals and revolving debt, and investment was coming from overseas because domestic savings were insufficient. Government growth was also being sustained by debt (deficit spending).

Once housing defenestrated, the fuel for excess consumption disappeared. Financial firms and businesses that were borrowing to invest imploded. Even though Americans are now saving somewhat more, investment is still highly depressed. The X in the previous equation isn’t helping much either, as many domestic products remain uncompetitive with foreign ones (there is a lot more to this subject, but it’s beyond the scope of this letter). Rather than accept the painful retrenchment that living beyond one’s means entails, Washington has desperately been trying to fill the hole with massive and unprecedented spending. There’s an age-old problem with this “solution.” Government dollars (taxes) are derived from private sector income. Income is way down and taxing it more is not likely to yield much more money. It becomes a negative feedback loop, with Washington spending more money it doesn’t have in an effort to boost shrinking GDP, which is impacted by poor consumer and business activity.

Wage Gap – Domestic Private Industry vs. Federal Government Civilian 1998-2008

Source: Bureau of Economic Analysis

Right now, according to David Malpass, Global Economist and President of Encima Global, federal, state and local governments employ 25 million Americans (apparently the only growth sector in the labor market). An additional 9 million Americans are collecting weekly unemployment checks (now available for a record 99 weeks). As Malpass points out, every month this year over 2 million people filed an initial claim for benefits, depressing total private sector employment to only 108 million. America has 308 million people and only 108 million have private sector jobs. That is a difficult equation and it’s made tougher by the fact that federal sector employees now make nearly 60% more than private sector workers. When benefits are included, federal workers are now making over twice as much as private workers.

Will Rogers once said, “If you find yourself in a hole, the first thing to do is stop digging.”  Today the federal debt stands at $12.1 trillion and is of course growing at the rate of the deficit, which is currently $1.5 trillion and rising. We will put aside the notion that our true debt, including unfunded Social Security and Medicare liabilities, is much higher. We’ll also ignore state and local debt, which is now $2.4 trillion. Federal receipts are $2 trillion, federal spending is $3.5 trillion, and federal deficits are $1.5 trillion, or approximately 43% of expenditures. This is an alarming figure. History has not been kind to economies that have pierced the 40% level, according to the tour de force This Time is Different, Eight Centuries of Financial Folly, by Carmen Reinhart and Kenneth Rogoff. “Debt-fueled booms all too often provide false affirmation of a government’s policies, a financial institution’s ability to make outsized profits, or a country’s standard of living. Most of these booms end badly.” Readers may look at this statement and assume we are referring to the 2004-2008 period, but really it applies to today as much as to then. Unless this time is indeed different, we (or our children) will have to pay the price of our profligacy. Recently Moody’s put the United States on watch for a future downgrade.

When we survey business leaders, the overwhelming sentiment is one of caution with respect to not only government debt, but the logical extension of deficit spending — higher taxes and greater mandates. These concerns are manifest in an unwillingness to hire. David Farr, CEO of Emerson Electric, a global manufacturer with 125,000 employees (formerly 145,000) recently addressed an investment conference we attended, saying, “Companies will create jobs in India and China, places where people want the products and where the governments welcome you to actually do something.” “What do you think I am going to do?” Farr asked. “I’m not going to hire anybody in the United States… I’m moving.”

It would be easy to pass this off as a rant by a frustrated CEO, but with 15 million people out of work and another 10 million underemployed, it isn’t just talk. Capital, and increasingly labor, is mobile.

The high level of unemployment is complicating the recovery from another angle: housing. Delinquencies and foreclosures continue to hit new highs. According to Lender Processing Services, 31 states have delinquency rates greater than 10%, and three loans are deteriorating for every one that is improving. The October foreclosure rate was 3.14%, up 85.1% year-over-year. The Wall Street Journal recently reported that 23% of homeowners were “underwater” on their mortgage (home value less than mortgage). Sixteen percent of homeowners are underwater by more than 20%. What percentage of these people will walk away from their mortgage?  The ramifications for the economy and the financial sector could be meaningful if they make the strategic decision to default.

Bailouts of banks, insurance companies and Wall Street investment banks, which we have been told to applaud, have resulted in an enormous burden on taxpayers and an even more concentrated banking system (the top four banks now control $7.3 trillion in assets, 56% of the total). New regulations may help, but it won’t change what the government has already engineered. A zero percent interest rate policy isn’t likely to be the solution to the main problem that put us in trouble in the first place (excessive debt). Employment creates the income necessary to service new credit creation, not the other way around. If it were otherwise, and given the mountain of new debt, why wouldn’t the unemployment rate be approaching zero?

Outlook
It’s important to keep the tone of the above comments in perspective. Stocks have gained dramatically, valuations are extended and the government has dramatically increased its debt burden. We can speculate about a lot of things, but these three conditions are factual. Naturally, this makes us somewhat cautious in the near term and as a result, we have tilted the portfolio to a moderately more defensive posture.

Being somewhat more cautious in the short run doesn’t diminish our enthusiasm for stocks over the long-term, or our optimism about the future. Worldwide, hundreds of millions of people have escaped poverty over the past few decades. Life expectancy has doubled in many countries. Many diseases have been wiped-out or reduced. Global incomes have grown dramatically. Voting and literacy have proliferated. While other countries have been greater beneficiaries than has the United States, ultimately we all gain. Within five or so years, we should see nearly five billion people connected either through cell phones or the Internet. The collaboration and commerce opportunities this brings could be staggering. Our legal and venture capital industries could help make it happen. Dozens of new industries that we can’t even imagine could take root if the country has the will to foster policies that encourage entrepreneurism and employment. We continue to feel strongly that as long as the government doesn’t kill the goose (business) that lays the golden eggs, firms will adapt to whatever is happening, both here and abroad. This is the beauty of equity investing compared to buying conventional bonds.

A year ago we talked about the fact that tough conditions generally set the stage for better times and that the crisis was going to reset priorities. This bears repeating:

“For two decades many of our best and brightest young people trudged off to become bankers, analysts, quants, hedge fund managers, lenders, mortgage brokers, real estate speculators, and wealth managers. Today, tens if not hundreds of thousands of people are being laid off as it becomes clear that there is massive excess capacity in a wide variety of financial services. The golden age of finance may be over, which might not be a bad thing. Young people will rethink their plans and more will head toward chemistry, biology, nanotechnology, electrical engineering, physics, marketing, sales, logistics, teaching and the trades. In short, they will go to the real economy. The current turmoil may well remind everyone that the primary function of the financial economy is to help facilitate the real economy, rather than act as an end unto itself.”

Already there seems to be a new realism being infused in the young people facing the job market for the first time. Some are changing majors; others are taking jobs they might have passed on two years ago. They’re hungry and more serious. High school kids also seem much more focused on either academics or the trades. We see a similar change in the attitudes of parents of younger children. These things take several years to bear fruit, but the seeds have been planted.

The Board of Directors declared a distribution effective December 30, 2009 of $0.0380 per share from net investment income, payable December 30, 2009, to shareholders of record on December 29, 2009.
* * * * *

Before concluding, we want to recognize Don Wilson, Vice Chairman and co-founder of Fiduciary Management, Inc., the investment advisor to the FMI Large Cap Fund, for helping to guide the firm over the past 30 years. Don’s role in recent years was in compliance, fund administration, and client interfacing and these responsibilities have been taken over by John Brandser, Fiduciary Management’s Chief Operating Officer. We wish Don well in his retirement!

Thank you for your confidence in the FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Patrick J. English, CFA
President and	Vice President and
Portfolio Manager	Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
December 31, 2009 (Unaudited)

Shares		Value(b)
COMMON STOCKS — 91.6% (a)
COMMERCIAL SERVICES SECTOR — 6.7%
	Financial Publishing/Services — 3.2%
2,311,000	McGraw-Hill
	Companies, Inc.	$77,441,610
	Miscellaneous Commercial
	Services — 3.5%
3,248,000	Cintas Corp.	84,610,400
CONSUMER NON-DURABLES SECTOR — 11.8%
	Beverages: Alcoholic — 4.2%
1,484,000	Diageo PLC - SP-ADR	103,004,440
	Food: Major Diversified — 3.9%
1,947,000	Nestlé S.A. - SP-ADR	94,137,450
	Household/Personal Care — 3.7%
1,403,000	Kimberly-Clark Corp.	89,385,130
CONSUMER SERVICES SECTOR — 3.8%
	Media Conglomerates — 3.8%
3,108,000	Time Warner Inc.	90,567,120
DISTRIBUTION SERVICES SECTOR — 9.4%
	Food Distributors — 4.1%
3,543,000	Sysco Corp.	98,991,420
	Medical Distributors — 2.5%
1,868,000	Cardinal Health, Inc.	60,224,320
	Wholesale Distributors — 2.8%
686,000	Grainger (W. W.), Inc.	66,425,380
ELECTRONIC TECHNOLOGY SECTOR — 4.0%
	Electronic Components — 4.0%
3,896,000	Tyco Electronics Ltd.	95,646,800
ENERGY MINERALS SECTOR — 4.8%
	Integrated Oil — 4.8%
1,976,000	BP PLC - SP-ADR	114,548,720
FINANCE SECTOR — 11.6%
	Financial Conglomerates — 2.7%
1,633,000	American Express Co.	66,169,160
	Major Banks — 4.8%
4,059,000	Bank of New York
	Mellon Corp.	113,530,230
	Property/Casualty Insurance — 4.1%
30,000	Berkshire
	Hathaway Inc. - Cl B	98,580,000
HEALTH TECHNOLOGY SECTOR — 8.8%
	Medical Specialties — 8.8%
1,656,200	CareFusion Corp.	41,421,562
1,788,000	Covidien PLC	85,627,320
2,394,000	DENTSPLY
	International Inc.	84,196,980
		211,245,862
INDUSTRIAL SERVICES SECTOR — 2.2%
	Oilfield Services/Equipment — 2.2%
815,000	Schlumberger Ltd.	53,048,350
PRODUCER MANUFACTURING SECTOR — 11.6%
	Industrial Conglomerates — 8.7%
1,413,000	3M Co.	116,812,710
2,633,000	Tyco International Ltd.	93,945,440
		210,758,150
	Industrial Machinery — 2.9%
1,498,000	Rockwell
	Automation, Inc.	70,376,040
RETAIL TRADE SECTOR — 4.8%
	Discount Stores — 4.8%
2,174,000	Wal-Mart Stores, Inc.	116,200,300
TECHNOLOGY SERVICES SECTOR — 8.3%
	Data Processing Services — 3.8%
2,116,000	Automatic Data
	Processing, Inc.	90,607,120
	Information Technology Services — 4.5%
2,606,000	Accenture PLC	108,149,000

FMI Large Cap Fund
STATEMENT OF NET ASSETS (Continued)
December 31, 2009 (Unaudited)

Shares/
Principal
Amount		Value(b)
COMMON STOCKS — 91.6% (a) (Continued)
TRANSPORTATION SECTOR — 3.8%
	Air Freight/Couriers — 3.8%
1,592,000	United Parcel
	Service, Inc. - Cl B	$91,333,040
	Total common stocks	2,204,980,042
SHORT-TERM INVESTMENTS — 8.1% (a)
	Commercial Paper — 8.1%
$193,900,000	U.S. Bank, N.A.,
	0.01%, due 01/04/10	193,899,838
	Total short-term
	investments	193,899,838
	Total investments	2,398,879,880
	Cash and receivables,
	less liabilities — 0.3% (a)	7,341,805
	TOTAL NET ASSETS	$2,406,221,685
	Net Asset Value Per Share
	($0.0001 par value,
	300,000,000 shares
	authorized), offering
	and redemption price
	($2,406,221,685 ÷
	170,229,860
	shares outstanding)	$14.14

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

SP-ADR – Sponsored American Depositary Receipts

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.